SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 15, 2001


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                 0-26172                   58-1897792
   -------------                 -------                   ----------
  (State or other              (Commission                (IRS Employer
   jurisdiction                  File No.)               Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                30144
---------------------------------------------                ------
  (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of February 2001 to the Series 1996-1 Certificateholders on March 15, 2001.

                     The registrant distributed the Certificateholders Statement for the month of February 2001 to the Series 2000-1 Certificateholders on March 15, 2001.

                     The registrant distributed the Certificateholders Statement for the month of February 2001 to the Series 2000-2 Certificateholders on March 15, 2001.

Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

99.1                 Series 1996-1 Certificateholders Statement for the month of
                     February 2001.

99.2                 Series 2000-1 Certificateholders Statement for the month of
                     February 2001.

99.3                 Series 2000-2 Certificateholders Statement for the month of
                     February 2001.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                                  MASTER TRUST


                             By:       FIRST NORTH AMERICAN
                                       NATIONAL BANK, as
                                       Transferor and Servicer


                             By:
                                       --------------------------------------
                                       Michael T. Chalifoux
                                       Chairman of the Board



Date:      March 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



Exhibit
Number               Exhibit


99.1                 Series 1996-1 Certificateholders Statement for the month of
                     February 2001.


99.2                 Series 2000-1 Certificateholders Statement for the month of
                     February 2001.


99.3                 Series 2000-2 Certificateholders Statement for the month of
                     February 2001.